Exhibit 99.1

I N V E S T O R P R E S E N T A T I O N MARCH 2018 Crystal City Anchor Phase (Rendering)

D I S C L O S U R E S Forward-Looking Statements Certain statements contained herein may constitute “forward-looking statements” as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Consequently, the future results of JBG SMITH Properties (“JBG SMITH” or the “Company”) may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximate”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans”, “would”, “may” or similar expressions in this document. We also note the following forward-looking statements: in the case of our construction and near-term development assets, estimated square feet, estimated number of units, the estimated completion date, estimated stabilization date, estimated incremental investment, estimated total investment, projected net operating income yield and estimated stabilized net operating income; in the case of our future development assets, estimated potential development density, estimated commercial SF/multifamily units to be replaced, estimated remaining acquisition cost, estimated capitalized cost and estimated total investment; our plans for Crystal City and our potential NOI near-term growth. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. These factors include, among others: adverse economic conditions in the Washington, DC metropolitan area, the timing of and costs associated with development and property improvements, financing commitments, and general competitive factors. For further discussion of factors that could materially affect the outcome of our forward-looking statements and other risks and uncertainties, see “Risk Factors” and the Cautionary Statement Concerning Forward-Looking Statements in JBG SMITH’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 12, 2018. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the issuance of the Annual Report on Form 10-K, as applicable, and this Investor Presentation. Organization and Basis of Presentation JBG SMITH was organized by Vornado Realty Trust (“Vornado”) as a Maryland real estate investment trust (“REIT”) on October 27, 2016 (capitalized on November 22, 2016). JBG SMITH was formed for the purpose of receiving via the spin-off on July 17, 2017, substantially all of the assets and liabilities of Vornado’s Washington, DC segment, which operated as Vornado / Charles E. Smith, (the “Vornado Included Assets”). On July 18, 2017, JBG SMITH acquired the management business and certain assets (the “JBG Assets”) of The JBG Companies (“JBG”). The spin-off from Vornado and combination with JBG are collectively referred to as the "Formation Transaction." The Vornado Included Assets are considered the accounting predecessor. As a result, the financial results of the JBG Assets are only included in the combined company’s financial statements from July 18, 2017 forward and are not reflected in the combined company’s historical financial statements for any prior period. Consequently, our results for the periods before and after the Formation Transaction are not directly comparable. We believe, however, that presenting certain supplemental adjusted financial and operational information at the property-level that is "adjusted" to include the results of the JBG Assets for periods prior to the acquisition date may be useful to investors. No other adjustments have been made to this supplemental adjusted information, which is purely informational and does not purport to be indicative of what would have happened had the acquisition of the JBG Assets occurred at the beginning of the periods presented. The information contained in this Investor Presentation does not purport to disclose all items required by the accounting principles generally accepted in the United States of America (“GAAP”) and is unaudited information, unless otherwise indicated. Pro Rata Information We present certain financial information and metrics in this Investor Presentation “at JBG SMITH Share,” which refers to our ownership percentage of consolidated and unconsolidated assets in real estate ventures (collectively, “real estate ventures”) as applied to these financial measures and metrics. Financial information “at JBG SMITH Share” is calculated on an asset-by-asset basis by applying our percentage economic interest to each applicable line item of that asset’s financial information. “At JBG SMITH Share” information, which we also refer to as being “at share,” “our pro rata share” or “our share,” is not, and is not intended to be, a presentation in accordance with GAAP. Given that a substantial portion of our assets are held through real estate ventures, we believe this form of presentation, which presents our economic interests in the partially owned entities, provides investors valuable information regarding a significant component of our portfolio, its composition, performance and capitalization. We do not control the unconsolidated real estate ventures and do not have a legal claim to our co-venturers’ share of assets, liabilities, revenue and expenses. The operating agreements of the unconsolidated real estate ventures generally allow each co-venturer to receive cash distributions to the extent there is available cash from operations. The amount of cash each investor receives is based upon specific provisions of each operating agreement and varies depending on certain factors including the amount of capital contributed by each investor and whether any investors are entitled to preferential distributions. With respect to any such third-party arrangement, we would not be in a position to exercise sole decision-making authority regarding the property, real estate venture or other entity, and may, under certain circumstances, be exposed to economic risks not present were a third-party not involved. We and our respective co-venturers may each have the right to trigger a buy-sell or forced sale arrangement, which could cause us to sell our interest, or acquire our co-venturers’ interests, or to sell the underlying asset, either on unfavorable terms or at a time when we otherwise would not have initiated such a transaction. Our real estate ventures may be subject to debt, and the refinancing of such debt may require equity capital calls. To the extent our co-venturers do not meet their obligations to us or our real estate ventures or they act inconsistent with the interests of the real estate venture, we may be adversely affected. Because of these limitations, the non-GAAP “at JBG SMITH Share” financial information should not be considered in isolation or as a substitute for our financial statements as reported under GAAP. Market Data Market data and industry forecasts are used in this Investor Presentation, including data obtained from publicly available sources. These sources generally state that the information they provide has been obtained from sources believed to be the reliable, but the accuracy and completeness of the information is not assured. The Company has not independently verified any such information. Not an Offer This document is not an offer to sell or solicitation of an offer to buy any securities. Any offers to sell or solicitations to buy securities shall be made by means of a prospectus approved for that purpose. All information shown as of 12/31/17 and all data shown at share, unless otherwise noted.

J B G S M I T H : C O M P A N Y H I G H L I G H T S Weighted Average Lease Term Operating Portfolio Net Debt / Annualized Adjusted 4747 Bethesda Avenue (Rendering) 3 7.1x EBITDA 2.6% Dividend Yield $7.0B Total Enterprise Value $363M Annualized 4Q17 NOI 84 Walk Score Over 98% Metro Served 5.7 Years 5.6M Commercial SF + 12.3M Multifamily SF Future Development Pipeline 1.2M Commercial SF + 1,568 Multifamily Units Under Construction 12.2M Commercial SF + 4,232 Multifamily Units Operating Portfolio

J B G S M I T H : I N V E S T M E N T R A T I O N A L E Aerial View of Washington, DC THE DC MARKET A PROVEN VALUE LIQUIDITY AND UNRIVALED OF HIGH-QUALITY AND IS POISED DIFFERENTIATED STRENGTH TO PROFILE BEST URBAN 4 CONCENTRATION SIGNIFICANT CREATOR WITH A HAS BOTTOMED ASSETS IN GROWTH FINANCIAL STRATEGY FOR GROWTH SUBMARKETS SUPPORT GROWTH MARKET PORTFOLIO BALANCE SHEET GROWTH PLATFORM

JBG SMITH: **PLATFORM DIFFERENTIATES STRATEGY**

- Track record of recognizing and capitalizing on mixed-use opportunities that others with a single focus cannot
- Strong bench of mixed-use real estate expertise across office, multifamily, and retail
- Vertically integrated platform with track record of value creation across market cycles
- Size and scale to drive efficiencies
- Placemaking expertise maximizes value of high-density, Metro-served real estate
- Reputation for speed, certainty, creativity, and fair dealing lead to favorable economics


OFFICE
MULTIFAMILY
RETAIL

JBG SMITH HAS EXPERTISE IN ALL 3 URBAN PRODUCT TYPES ALLOWING US TO MAXIMIZE VALUE THROUGH INVESTMENT CONCENTRATION AND MIXED-USE PLACEMAKING

5

JBG SMITH: **DISCIPLINED AND EXPERIENCED LEADERSHIP TEAM**

MANAGEMENT AND BOARD OF TRUSTEES OWN OR REPRESENT OVER 10% OF THE EQUITY OF JBGS

Name and Title	Age	Years with JBGS(1)
Matt Kelly Chief Executive Officer and Trustee	45	13
Rob Stewart Executive Vice Chairman and Trustee	56	30
Dave Paul President & Chief Operating Officer	55	10
Steve Theriot Chief Financial Officer	58	5
James Iker Chief Investment Officer	45	15
Brian Coulter Co-Chief Development Officer	58	30
Kai Reynolds Co-Chief Development Officer	47	14
Patrick Tyrrell Chief Administrative Officer	57	15
Steve Museles Chief Legal Officer	54	1
Angie Valdes Chief Accounting Officer	48	1

(1) Years with JBG or Vornado/Charles E. Smith.

STRONG COLLABORATIVE CORPORATE CULTURE

MEANINGFUL ALIGNMENT WITH SHAREHOLDER INTERESTS

GOALS AND INCENTIVES ASSOCIATED WITH LONG-TERM VALUE CREATION

100% OF SVPs AND ABOVE HAVE PERFOMANCE-BASED EQUITY COMPENSATION

SEASONED TEAM WITH LONG HISTORY TOGETHER


The Bartlett Rooftop
Arlington, VA

6

JBG SMITH: CONCENTRATION OF HIGH-QUALITY ASSETS IN THE BEST SUBMARKETS



Geographic Composition[1]
(by Square Feet)
Crystal City 37%
DC 29%
Pentagon City 11%
RB Corridor 8%
Reston 7%
Bethesda CBD 4%
Other 4%
SILVER SPRING
BETHESDA
355
DC
MD
VA
RESTON
495
FORT TOTTEN
MARC
DUPONT CIRCLE
U ST/SHAW
GEORGETOWN
H ST/NOMA
ROSSLYN
VIRGINIA SQUARE
WEST END
CBD
UNION STATION
EAST END
CLARENDON
BALLSTON
NAVY YARD
SOUTHWEST
PENTAGON CITY
CRYSTAL CITY
RONALD REAGAN WASHINGTON NATIONAL AIRPORT
395
295
POTOMAC YARD
POTOMAC RIVER
EISENHOWER AVE
VRE
LEGEND
VA Submarkets
DC Submarkets
MD Submarkets
JBG SMITH Assets

(1) Includes operating office, multifamily, other and under construction assets. All figures shown at share as of 12/31/17.

7

J B G S M I T H : P O R T F O L I O S U M M A R Y 1.2M SF / 1,568 Units 0 SF / 0 Units All figures shown at share as of 12/31/17. 8 Future Development Pipeline 43 Assets 17.9M SF Estimated Development Density Operating Other 4 Assets 348K SF Near-Term Development Pipeline 0 Assets Operating Multifamily 14 Assets 4,232 Units Under Construction Properties 10 Assets Under Construction 14% Operating Other 1% Operating Multifamily 20% Operating Office 65% + 17.9M SF Future Development Pipeline Operating Office 51 Assets 11.8M SF OPERATING DEVELOPMENT Portfolio Composition (by Rentable Square Footage)

J B G S S M I T H : I N V E S T O R U P D A T E 9 2101 L Street Washington, DC FOURTH QUARTER RESULTS FUTURE GROWTH CAPITAL ALLOCATION VIEW OF THE MARKET

MARKET: **EXECUTIVE SUMMARY**

THERE ARE **SIX KEY TRENDS** BEHIND OUR VIEW OF THE MARKET



THREE YEARS OF STRONG JOB GROWTH



DECLINING APARTMENT PIPELINE



POCKETS OF OFFICE OPPORTUNITY



AMENITY RICH SUBMARKETS OUTPERFORM



WALKABILITY MATTERS



FEDERAL SPENDING REBOUND

10

M A R K E T : T H I R D C O N S E C U T I V E Y E A R O F S T R O N G J O B G R O W T H Source: Bureau of Labor Statistics 11 JOBS (THOUSANDS) AVG. ANNUAL JOB GROWTH 80 6056.657.555.4 40.6 40 20 11.2 0 -20 -40 -51.0 -60 2008200920102011201220132014201520162017 43.3 10-YEAR (2008-2017) AVERAGE: 27,400 28.0 14.2 18.3

M A R K E T : D C I S L E S S V O L A T I L E O V E R T I M E R E L A T I V E T O O T H E R G A T E W A Y M A R K E T S SOURCE: JLL Research, BLS 12 % EMPLOYMENT CHANGE % EMPLOYMENT CHANGE DC MARKET IS MORE INSULATED FROM RECESSIONS 1990 RecessionTech CrashGreat Recession 0.0% -1.0% -2.0% -3.0% -4.0% -5.0% -6.0% -7.0% -8.0%-7.6% -9.0% DC Metro AreaGateway Market Average (not including DC Metro Area) -0.3% -3.2% -3.6% -3.6% -5.9% RAPID RECOVERY AFTER HEADWINDS SUBSIDE 3.0% 2.0% 1.0% 0.0% -1.0% -2.0% -3.0% -4.0% -5.0% 2007200820092010201120122013201420152016 DC MetroUnited States (except Gateways and DC Metro)Gateway Market Average MARKET HEADWINDS

MARKET: **MULTIFAMILY KEY THEMES**


DELIVERIES: 2008-2020
10-YEAR AVG: 8,725 UNITS
3.2% 10-YEAR RENT CAGR
UNITS
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$-
RENT (ALL CLASSES)
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
JBGS Submarkets
Non-JBGS Submarkets
Rent

SUPPLY:

- Delivery pipeline falling off in DC from peak in 2017 but unlikely to see rent growth given lease-up of 2017 deliveries.
- Despite record levels of new deliveries, blended market rent growth across all classes of apartments did not decline.
- JBG SMITH submarkets accounted for approximately 70% of all new deliveries in 2017 -- representing the desirability of those markets but also driving flat rent growth for our portfolio.

INVESTMENT SALES:

- Multifamily sales volume ended the year at just over $4.5B.
- More than three-quarters of that sales volume was concentrated in more suburban assets
- Class B/C apartments accounted for 40% of the investment sales volume in 2017.

Source: JBGS Market Research estimates based on CoStar historical and future projection data augmented with published pipelines from local media for core DC area counties (DC, Montgomery, Prince George's, Arlington, Alexandria, Fairfax, Fairfax City, Falls Church, and Loudoun); 2020 total represents what is currently under construction although it could grow through delays in 2019 deliveries or impending construction starts

13

M A R K E T : O F F I C E K E Y T R E N D S $51 Source: JLL class-cut historical data for Washington, DC and Arlington submarkets 14 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 DC-Class BArlington-Class B $55.00$51 $50.00 $45.00 $40.00 $35.00$39 $30.00 $25.00 $20.00 TrophyClass AClass B$84 $85 $75 $65 $65 $55 $45 $35 $25 TrophyClass AClass B 25% 20% 16.5% 15% 8.8% 10% 5%7.8% 0% ARLINGTON CLASS B RENTS POISED FOR GROWTH AS SPREAD WITH DC CLASS B REACHES 20-YEAR HIGH WIDENING SPREAD BETWEEN CLASS A AND CLASS B RENTAL RATES CREATES ROOM FOR CLASS B GROWTH DC CLASS B VACANCIES ARE TRENDING DOWNWARD AS MANY BUILDINGS ARE REDEVELOPED

M A R K E T : J B G S M I T H S U B M A R K E T S O U T P E R F O R M 12% 5% 84% 83% 80% -25% JBGS Submarkets Non-JBGS Submarkets 20% 30% 15% Source: JLL Office Data, CoStar Multifamily Data (Rental Buildings Over 50 Units, Core DC Counties, Market Rate and Market/Affordable w/<50% affordable) 15 MULTIFAMILY 2017 ASKING RENTS RELATIVE TO MARKET10-YEAR ASKING RENT GROWTH10-YEAR NET ABSORPTION AS % OF STARTING 30%35%INVENTORY 25%30%60% 20%25%50% 15%40% 10% 5% 0%10%20% -5%5%10% -10%0%0% JBGS SubmarketsNon-JBGS SubmarketsJBGS SubmarketsNon-JBGS SubmarketsJBGS SubmarketsNon-JBGS Submarkets 23.7% -6.6% 57.0% 17.8% 31.7% 26.4% OFFICE 2017 ASKING RENTS RELATIVE TO MARKET10-YEAR ASKING RENT GROWTH10-YEAR AVERAGE OCCUPANCY 25%16%87% 20%14%86% 15% 10%85% 10% 0%8% -5%6% -10%4%82% -15%2%81% -20% 0% JBGS SubmarketsNon-JBGS Submarkets-2%JBGS SubmarketsNon-JBGS Submarkets 13.9% 86.5% 82.5% 22.7% -19.9%

M A R K E T : W A L K A B L E A M E N I T I E S D R I V E O U T P E R F O R M A N C E Walk Score is a third-party measure of amenities within walking distance. Comparing these scores with rents shows that the more walkable, amenity-rich markets outperform their less walkable counterparts. $3.00 $0.50 Source: Walk Score, JLL Office Data, CoStar Multifamily Data (Rental Buildings Over 50 Units, Core DC Counties, Market Rate and Market/Affordable w/<50% affordable); JBGS Walk Scores weighted by SF at 100% for office, units at 100% for multifamily for Operating and Under Construction assets including assets held-for-sale. 16 RentVacancy $3.5010.0% 9.0% 8.0% $2.507.0% $2.006.0% 5.0% $1.504.0% $1.003.0% 2.0% 1.0% $-0.0% Walker's ParadiseVery WalkableSomewhat WalkableCar-Dependent (90-100)(70-89)(50-69)(0-49) RentVacancy $60.0025.0% $50.0020.0% $40.00 15.0% $30.00 10.0% $20.00 $10.005.0% $-0.0% Walker's ParadiseVery WalkableSomewhat WalkableCar-Dependent (90-100)(70-89)(50-69)(0-49) MULTIFAMILY JBGS OPERATING + UNDER CONSTRUCTION: 84 OFFICE JBGS OPERATING + UNDER CONSTRUCTION: 86

M A R K E T : 2 0 1 8 B I P A R T I S A N B U D G E T A C T W I L L B E N E F I T D C R E G I O N $1,200 $1,149 FY2019 investment priorities have headquartered in the DC area Source: CBO, DOD, CSIS 17 SF (Thousands) 74% of contractors for the Pentagon’s a presence in Crystal City 50% of contractors for the Pentagon’s FY2019 investment priorities are Federal Discretionary Spending Authority Growth $1,4003%$1,313 8%$1,279 $300B $1,000 $800 $600 $400 $200 $0 2016201720182019 Defense CapNon-Defense CapAdjustments2018 Budget Growth = $1,188 + JBGS Government Leases Expiring During Current Budget Cycle 200 180 160 140 120 100 80 60 40 20 0 Budget Priority Not Budget Priority $165B IN ADDITIONAL DEFENSE SPENDING TO BENEFIT NORTHERN VA THE 2018 BIPARTISAN BUDGET ACT RAISED THE SPENDING CAPS BY NEARLY $300B OVER 2018 AND 2019 WHICH SHOULD DRIVE DEMAND IN DC ONLY 2% OF JBG SMITH’S OFFICE LEASES THAT EXPIRE BETWEEN NOW AND SEPTEMBER 2019 ARE EXPOSED TO LOWER BUDGET PRIORITIES

CAPITAL ALLOCATION: **STRONG OFFICE SALES VOLUME AND PRICING**



OFFICE INVESTMENT SALES >$50M, EXCLUDING LAND SALES
Sales Volume
Max Price/SF
Wtd Avg. Price/SF
Sales Volume ($Billions)
$7
$6
$5
$4
$3
$2
$1
$-
Price/SF
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Source: CoStar and JBG SMITH

18

CAPITAL ALLOCATION: **PHILOSOPHY**



INVESTMENTS / DISPOSITIONS(1)
$ THOUSANDS
$1,057,077
$445,413
$1,203,916
$1,245,622
($624,106)
($1,418,543)
($437,049)
($1,224,825)
2000 - 2006
2007 - 2008
2009 - 2012
2013 - 2016
Investments
Dispositions

- Take advantage of market conditions to recycle or recapitalize assets where JBG SMITH can achieve or exceed NAV pricing
- Several criteria must be met to sell:
  - Market pricing exceeds replacement costs
  - Implied go-forward rates of return are too low to justify holding relative to other internal investment opportunities
  - No JBG SMITH concentration in surrounding area
- Use the proceeds from capital recycling to deleverage and invest in higher-yielding opportunities
- Acquisition activity focused on:
  - Assets with redevelopment potential in emerging growth submarkets
  - Where JBG SMITH has concentrated holdings
  - Combination of sites adds unique value

(1) Includes only JBG portfolio.

19

CAPITAL ALLOCATION: **DISPOSITIONS**

IDENTIFIED OPPORTUNITIES TO GENERATE $700M THROUGH POTENTIAL ASSET SALES AND RECAPITALIZATIONS BY YEAR-END

Case Study - 1900 N Street Recapitalization

- Announced a joint venture with Canada Pension Plan Investment Board (CPPIB) at 1900 N Street
- Asset is an Under Construction, 271,000 SF, Trophy office building located in the DC CBD
- CPPIB will invest approximately $101M for a 45% interest
- JBG SMITH will continue to develop, manage and lease the asset
- 29.6% preleased to Goodwin Procter (top three floors)
- Represents a $21M[1] premium to our historical cost or a 23% premium, demonstrating JBG SMITH ability to source capital at or above NAV



1900 N Street (Rendering)



1900 N Street (Rendering)

(1) JBG SMITH historical cost for 1900 N Street was $69M as of Q4 2017, prior to reflecting an adjustment resulting from the formation transaction. JBG SMITH contributed the asset to the joint venture at an implied value of $90M as of Q4 2017, a $21M premium to our cost.

20

CAPITAL ALLOCATION: **DISPOSITIONS**

IDENTIFIED OPPORTUNITIES TO GENERATE $700M THROUGH POTENTIAL ASSET SALES AND RECAPITALIZATIONS BY YEAR-END

Case Study – Summit I and II

- Entered into agreement to sell Summit I and II for an aggregate sale price of $97.15M
  - Two 100% occupied office assets, totaling 290,000 SF and approximately 700,000 SF of additional density, located in Reston, VA for $95M
  - In addition, Metropolitan Washington Airports Authority paid $2.15 million for temporary construction easements over 57,000 SF of land associated with the project
- Asset was held-for-sale subsequent to December 31, 2017
- Represents a 5.2% cap rate on trailing 12-month 2017 NOI


Summit I and II


Summit I and II

21

FUTURE GROWTH: **UNDER CONSTRUCTION PROPERTIES**

Composition

PROPERTY TYPE	OFFICE	MULTIFAMILY	OTHER
ASSETS	4	5	1
ESTIMATED SQUARE FEET	1,194,043	NA	4,105
PRELEASED %[1]	61.8%	NA	100%
WEIGHTED AVERAGE PRELEASE RENT PSF	$63.45	NA	$32.40
MULTIFAMILY UNITS	NA	1,568	NA
ESTIMATED TOTAL INVESTMENT[1]	$837M	$737M	$2M
ESTIMATED INCREMENTAL INVESTMENT	$332M	$432M	$2M
WEIGHTED AVERAGE PROJECTED NOI YIELD ON TOTAL PROJECT COST[2]		7.1%	
WEIGHTED AVERAGE PROJECTED NOI YIELD ON INCREMENTAL INVESTMENT[2]		13.4%	
ESTIMATED STABILIZED NOI		$102M	
WEIGHTED AVERAGE COMPLETION DATE		Q3 2019	
WEIGHTED AVERAGE STABILIZATION DATE		Q1 2021	

Estimated Total Investment – Office/Other[2]


MD
19%
RB Corridor
48%
DC
33%

Estimated Total Investment – Multifamily


MD
13%
DC
87%

(1) Office assets were 62.1% preleased at 100% at 12/31/17. Includes JBG SMITH lease for approximately 80,200 square feet.
(2) Includes standalone retail assets classified as "Other" Assets.

22

FUTURE GROWTH: **CONCENTRATE NEW OFFICE ASSETS IN AMENITY-RICH CORE MARKETS**


BETHESDA
DC
MD
VA
4747 Bethesda Avenue
Bethesda, MD
287,183 SF
69.8% Preleased
Estimated Total Investment: $163M[2]
1900 N Street
Washington, DC
271,433 SF
29.6% Preleased
Estimated Total Investment: $225M[1]
FORT TOTTEN
DUPONT CIRCLE
U ST / SHAW
GEORGETOWN
ROSSLYN
H ST / NOMA
UNION STATION
WEST END
CBD
EAST END
CLARENDON
NAVY YARD
SOUTHWEST
PENTAGON CITY
CRYSTAL CITY
RONALD REAGAN WASHINGTON NATIONAL AIRPORT
CEB Tower at Central Place
Arlington, VA
529,997
73.7% Preleased
Estimated Total Investment: $401M
L'Enfant Plaza - Southeast
Washington, DC
215,185 SF
65.1% Preleased
Estimated Total Investment: $48M
LEGEND
VA Submarkets
DC Submarkets
MD Submarkets
355
495
395
MARC

All figures shown at 100% except Estimated Total Investment, which is shown at JBG SMITH share.

(1) Estimated total investment does not reflect a joint venture with Canadian Pension Plan Investment Board (CPPIB) at 1900 N Street.

(2) Includes JBG SMITH lease for approximately 80,200 square feet.

23

FUTURE GROWTH: UNDER CONSTRUCTION OFFICE STRATEGY

UNDER CONSTRUCTION OFFICE ASSETS ARE 61.8% PRELEASED WITH 65%[1] OF REMAINING VACANCY IN THE TOP HALF OF BUILDINGS

74%
DC MARKET TROPHY VACANCY IN BOTTOM OF BUIDINGS

35%
JBGS TROPHY VACANCY IN BOTTOM OF BUILDINGS


CEB TOWER
L'ENFANT PLAZA - SOUTHEAST
1900 N STREET
4747 BETHESDA AVENUE
Leased
Vacant


View from CEB Tower


View from L'Enfant Plaza Office


View from 4747 Bethesda Avenue


View from 1900 N Street

(1) Includes JBG SMITH lease for approximately 80,200 square feet at 4747 Bethesda Avenue and a joint venture with Canadian Pension Plan Investment Board (CPPIB) at 1900 N Street. Source: JLL Trophy Data and Skyline Report reflecting existing buildings

24

FUTURE GROWTH: CONCENTRATE NEW MULTIFAMILY ASSETS IN PATH OF GROWTH SUBMARKETS


7900 Wisconsin Avenue
Bethesda, MD
322 Units
Estimated Total Investment: $194M
965 Florida Avenue
Washington, DC
433 Units
Estimated Total Investment: $153M
Atlantic Plumbing C
Washington, DC
256 Units
Estimated Total Investment: $155M
1221 Van Street
Washington, DC
291 Units
Estimated Total Investment: $117M
West Half
Washington, DC
465 Units
Estimated Total Investment: $218M
BETHESDA
DC
MD
VA
FORT TOTTEN
DUPONT CIRCLE
U ST / SHAW
GEORGETOWN
ROSSLYN
WEST END
CBD
H ST / NOMA
UNION STATION
EAST END
CLARENDON
BALLSTON
NAVY YARD
SOUTHWEST
PENTAGON CITY
CRYSTAL CITY
RONALD REAGAN WASHINGTON NATIONAL AIRPORT
LEGEND
VA Submarkets
DC Submarkets
MD Submarkets

All figures shown at 100% except Estimated Total Investment, which is shown at JBG SMITH share.

25

2 0 2 3 (1) F U T U R E G R O W T H : N O I B R I D G E T H R O U G H DOES NOT INCLUDE NOI FROM BUILD-OUT OF 17.9M SF FUTURE DEVELOPMENT PIPELINE $525M + Q4 2017 ANNUALIZED $383M Incremental NOI from Assets Under Construction Incremental NOI from Stabilizing Operating Portfolio 7.1% Weighted Average Projected NOI Yield NOI OF: • OPERATING PORTFOLIO(3) • THIRD-PARTY BUSINESS(4) POTENTIAL NOI WITH NEAR-TERM GROWTH $142M Potential Near-Term NOI This is a hypothetical presentation of Potential Near-Term NOI and is dependent on numerous assumptions, which may not be accurate. Actual future NOI may differ materially from this hypothetical Potential NOI. Please see the forward -looking statements disclaimer and definitions at the beginning of this presentation for a discussion of the risks that could cause actual results to differ manually from any project or potential results (1) (2) (3) (4) Timeframe through 2023 intended to reflect the completion and stabilization of the Under Construction assets. CAGR does not include Potential NOI from Future Development Pipeline. In Q4 2017 JBG SMITH revised its definition of NOI to include payments associated with assumed lease liabilities. On an annualized basis, these amounts would have totaled $9M in Q1 2017. The annualized total services revenue from the Third-Party Business less allocated general and administrative expenses has declined approximately $10M from Q1 2017 ($25M) to Q4 2017 ($15M). 26 •2.75% annual multifamily market rent growth •Stabilization of 10 assets under construction $40M $102M •Lease-up of office portfolio to 91.5% occupancy at current market rents •2.25% average contractual rent growth on non-GSA office leases with term beyond 2022 •-5.0% mark-to-market on office rents as leases roll •2.0% annual office market rent growth •Signed but not commenced leases •Lease-up of recently delivered multifamily assets to 95% occupancy +/-6% NOI CAGR (2) WHAT IS INCLUDED

FUTURE GROWTH: **FUTURE DEVELOPMENT PIPELINE**

TOTAL SQUARE FEET	JBGS ESTIMATED TOTAL INVESTMENT PSF	JLL MARKET VALUE COMPARABLE AVG.
17.9M	$41/SF	$84/SF



ROCKVILLE
JBGS Inv. $32/SF
JLL Comps Avg. $24/SF
SILVER SPRING
JBGS Inv. $31/SF
JLL Comps Avg. $47/SF
DC CBD
JBGS Inv. $152/SF
JLL Comps Avg. $240/SF
DC EMERGING
JBGS Inv. $60/SF
JLL Comps Avg. $77/SF
RESTON TOWN CENTER
JBGS Inv. $22/SF
JLL Comps Avg. $84/SF
SUBURBAN RESTON
JBGS Inv. $22/SF
JLL Comps Avg. $41/SF
RB CORRIDOR
JBGS Inv. $31/SF
JLL Comps Avg. $56/SF
CRYSTAL/PENTAGON
JBGS Inv. $41/SF
JLL Comps Avg. $52/SF
POTOMAC YARD
JBGS Inv. $37/SF
JLL Comps Avg. $61/SF
DC
MD
VA
N
UNION STATION

Shows both owned and optioned land, SOURCE: JLL Research land comps for selected submarkets from 2010-2017

27

FUTURE GROWTH: **CRYSTAL CITY TODAY**[(1)]


Operating Multifamily 28%
Operating Office 72%

8.6M RENTABLE SQUARE FEET

JBG SMITH: LARGEST LANDLORD IN SUBMARKET


DOWNTOWN DC
THE PENTAGON
REAGAN NATIONAL AIRPORT
VRE
M
M
1
BLUE
JBGS CONTROL

6.2M SF OF OPERATING OFFICE

2.4M SF OF OPERATING MULTIFAMILY

(1) Includes Crystal City and Pentagon City submarkets.

28

WASHINGTON, DC N F U T U R EG R O W T H : T R A N S F O R M A T I V E R E P O S I T I O N I N G O F C R Y S T A L C I T Y 29 FUTURE DEVELOPMENT OPERATING

FUTURE GROWTH: **CRYSTAL CITY PHASE ONE RETAIL**

CREATION OF A RETAIL HEART	SECOND METRO ENTRANCE	AMENITIES ATTRACTIVE TO OFFICE AND MULTIFAMILY TENANTS	PUBLIC SPACE WITH HUMAN SCALE	PROGRAMMING AND ACTIVATION


PHASE ONE RETAIL (130K SF)
CINEMA
GROCERY
M
metro

NEW METRO ENTRANCE | THEATRE ANCHOR | AMENITY RETAIL | IMPROVED STREET | GROCERY ANCHOR

30

FUTURE GROWTH: **CRYSTAL CITY PHASE ZERO – CREATING A "PLACE" NOW**

PHASE ZERO INTENDED TO:

- IMMEDIATELY CHANGE THE PERCEPTION OF CRYSTAL CITY
- ENGAGE WITH TENANTS, PROSPECTIVE TENANTS, AND BROKERS IN THE MARKET


ACTIVATE LOBBIES WITH SEATING, ART, AND COFFEE BARS


SMALL AND LARGE SCALE ART IN PUBLIC SPACES


FESTIVE LIGHTING, OUTDOOR SEATING AREAS


Exit
Public
Permit
PUBLIC PARKING
PARKING AND WAYFINDING ENHANCEMENTS IN TEST GARAGE


CRYSTAL CITY
CRYSTAL CITY
BRANDED IDENTIY THROUGHOUT

31

Q 4 U P D A T E : F I N A N C I A L A N D O P E R A T I N G R E S U L T S 2% DC 66% 2018 2019 2020 2021 2022 2023 2024 2025 2026 32 Office Square Feet 1,50018% 1,20014% 90010% 6006% 3002% Year Average of 12% of SF through 2023 Lease Expiration Schedule MD 5% 29% VA OperatingOperating Other Multifamily 20% Operating Office 78% •Net loss attributable to common shareholders was $(16.4)M or $(0.15) per diluted share •Funds from Operations (“FFO”) of $32.5M or $0.28 per share •Core FFO of $49.4M or $0.42 per share •Same Store NOI increased 10.3% to $71.6M compared to $64.9M for the fourth quarter of 2016 •Operating Portfolio Highlights: oOperating Office Portfolio was 88.0% leased and 87.2% occupied oOperating Multifamily Portfolio was 95.6% leased and 93.8% occupied oOperating Other Portfolio was 96.5% leased and 96.2% occupied (excluding Crystal City Marriott Hotel) •Executed approximately 558,000 square feet of office leases at our share, including: o212,000 square feet of new leases o346,000 square feet of second generation leases, which generated a 9.1% rental rate increase on a GAAP basis and an (8.8%) decrease on a cash basis. NOI Composition

Q 4 U P D A T E : S T R O N G B A L A N C E S H E E T T O F U N D F U T U R E G R O W T H Availability 47% 16% 33 Cash 18% Term Loan 19% Revolver Availability In-Place Construction Loan Availability $1.8B of Liquidity •Primarily utilize non-recourse, asset-level financing •$2.4B of debt is mortgage debt, of which $122.5M is recourse •Prudent Leverage Ratios •7.1x Net Debt/EBITDA •32% Net Debt/Total Enterprise Value •Significant Liquidity •$329M of cash •$1.2M of availability on our $1.4B credit facility •Debt Structure •70% fixed rate debt •30% floating rate debt •Caps in place for 19% of total debt •Average debt maturity is 4.1 years •Approximately $710M coming due in the next 2 years •Identified opportunities to generate $700M of capital through potential asset sales and recapitalizations •Reduce leverage ratio by 0.5x to 1.0x by year-end Net Debt 32% Equity 68% 32% Net Debt to Total Enterprise Value Financing Strategy

Q4 UPDATE: **THIRD-PARTY ASSET MANAGEMENT & REAL ESTATE SERVICES BUSINESS**

4Q17 Revenue Breakdown by Service Type


Construction management fees
5%
Other service revenue
2%
Development fees
12%
Asset management
fees
28%
Leasing fees
12%
Property
management fees
41%

4Q17 Revenue Breakdown by Source


JBG SMITH JV
Partner
20%
Legacy JBG Funds
46%
Third-Party
Management
34%

- Third-Party Management business is stable and relatively sticky
- Subject to market conditions, anticipate the decline in revenues from the fund business to be fairly linear over the 5-7 year wind down period
- Expect a corresponding decline in G&A related to the fund business over the same time period

34

Q4 UPDATE: **CORPORATE GOVERNANCE APPROACH**

BOARD OF TRUSTEES WITH DEEP PUBLIC MARKETS EXPERIENCE AND STRONG CAPITAL ALLOCATION CREDENTIALS

Competency/Attribute	Scott Estes	Alan Forman	Michael Glosserman	Charles Haldeman	Matt Kelly	Carol Melton	William Mulrow	Steven Roth	Mitchell Schear	Ellen Shuman	Robert Stewart	John Wood
Operating	■		■	■	■	■		■	■	■	■	
Public company experience	■	■	■	■		■	■	■	■			
Real estate expertise	■	■	■		■			■	■	■	■	
Financial literacy	■	■	■	■	■	■	■	■	■	■	■	
Experience over several business cycles	■	■	■	■	■	■	■	■	■	■	■	■
Executive Leadership	■		■	■	■	■	■	■	■	■	■	■
Investment/capital allocation expertise	■	■	■	■	■			■	■	■	■	
Accounting expertise	■						■					
Government/business conduct/legal			■	■		■	■	■				■

BOARD OF TRUSTEES AND MANAGEMENT RECENTLY MADE A SERIES OF PROACTIVE, SHAREHOLDER-ALIGNED CHANGES

ALLOW A MAJORITY OF SHAREHOLDERS TO CALL A SPECIAL MEETING

OPT OUT OF MUTA[(1)]

ALLOW A MAJORITY OF SHAREHOLDERS TO AMEND OUR BYLAWS

LONG-TERM COMMITMENT TO DIVERSITY AND 50:50 MEN AND WOMEN ON BOARD

(1) Subject to shareholder approval.

35

D E F I N I T I O N S Non-GAAP Measures This presentation includes non-GAAP measures. For these measures, we have provided an explanation of how these non-GAAP measures are calculated and why JBG SMITH’s management believes that the presentation of these measures provides useful information to investors regarding JBG SMITH’s financial condition and results of operations. Reconciliations of certain non-GAAP measures to the most directly comparable GAAP financial measure are included at the end of this presentation. Our presentation of non-GAAP financial measures may not be comparable to similar non-GAAP measures used by other companies. In addition to "at share" financial information, the following non-GAAP measures are included in this Investor Presentation: Asset Value / Historical Cost and Net Asset Value / Historical Cost “Asset Value/Historical Cost” represents management’s estimate of the total value of the Operating Office, Multifamily, and Other assets and the Historical Cost of the Under Construction Properties, Near Term Development Pipeline and Future Development Pipeline assets “Net Asset Value / Historical Cost” (“NAV / Cost”) means the applicable Asset Value / Historical Cost plus our pro rata share of tangible assets and cash and cash equivalents minus our pro rata share of total debt and total tangible liabilities. Net Asset Value / Historical Cost and Net Asset Value / Historical Cost per Share may not be equivalent to the enterprise value of JBG SMITH or an appropriate trading price for JBG SMITH common shares for many reasons, including but not limited to the following: (1) income taxes are not included; (2) opinions are likely to differ regarding appropriate capitalization rates; and (3) a buyer may pay more or less for JBG SMITH or its assets as a whole than for the sum of the components used to calculate Net Asset Value / Historical Cost. Accordingly, Net Asset Value / Historical Cost per Share is not a representation or guarantee that JBG SMITH common shares will or should trade at this amount, that a shareholder would be able to realize this amount in selling our shares, that a third party would offer the estimated Net Asset Value / Historical Cost per Share in an offer to purchase all or substantially all of our common shares, or that a shareholder would receive distributions per share equal to the estimated Net Asset Value / Historical Cost per Share upon JBG SMITH’s liquidation. Investors should not rely on the estimated Net Asset Value / Historical Cost per Share as being an accurate measure of the fair market value of JBG SMITH’s common shares. The terms Net Asset Value / Historical Cost and Net Asset Value / Historical Cost per Share do not have any standardized meaning according to GAAP and therefore may not be comparable to similar measures presented by others. We consider Net Asset Value / Historical Cost and Net Asset Value / Historical Cost per Share to be useful supplemental measures which assist both management and investors in estimating the fair value of JBG SMITH. The calculation of Net Asset Value / Historical Cost and Net Asset Value / Historical Cost per Share involves significant estimates and can be made using various methods. Each individual investor must review our calculation of Net Asset Value / Historical Cost and Net Asset Value / Historical Cost per Share and make its own determination as to whether the methodology, assumptions and estimates we used to arrive at Net Asset Value / Historical Cost and Net Asset Value / Historical Cost per Share for JBG SMITH are appropriate, or whether such investor should use an alternative methodology to perform its own calculations. Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") and Adjusted EBITDA Management uses EBITDA as a supplemental operating performance measure and believes it helps investors and lenders meaningfully evaluate and compare our operating performance from period-to -period by removing from our operating results the impact of our capital structure (primarily interest charges from our consolidated outstanding debt and the impact of our interest rate swaps) and certain non-cash expenses (primarily depreciation and amortization on our assets). This supplemental measure may help investors and lenders understand our ability to incur and service debt and to make capital expenditures. EBITDA is not a substitute for net income (loss) (computed in accordance with GAAP) and may not be comparable to similarly titled measures used by other companies. “Adjusted EBITDA,” a non-GAAP financial measure, represents EBITDA adjusted for items we believe are not representative of ongoing operating results, such as non-recurring transaction and other costs, gain (loss) on the extinguishment of debt, gain on the bargain purchase of a business, impairment of real estate and investments in unconsolidated joint ventures and share-based compensation expense related to the Formation Transaction. We believe that adjusting such items not considered part of our comparable operations, provides a meaningful measure to evaluate and compare our performance from period-to-period. Because EBITDA have limitations as analytical tools, we use EBITDA to supplement GAAP financial measures. Additionally, we believe that users of these measures should consider EBITDA in conjunction with net income (loss) and other GAAP measures in understanding our operating results. Estimated Development Density “Estimated potential development density” reflects management’s estimate of developable gross square feet based on our current business plans with respect to real estate owned or controlled as of December 31, 2017. Given timing, zoning requirements and other factors, we make no assurance that estimated potential development density amounts will become actual density to the extent we complete development of assets for which we have made such estimates. Funds from Operations ("FFO") and Core FFO FFO is a non-GAAP financial measure computed in accordance with the definition established by the National Association of Real Estate Investment Trusts (“NAREIT”). NAREIT defines FFO as “net income (computed in accordance with GAAP), excluding gains (or losses) from sales of, or impairment charges related to, depreciable operating properties, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.” "Core FFO" represents FFO adjusted to exclude items (net of tax) which we believe are not representative of ongoing operating results, such as transaction and other costs, gains (or losses) on extinguishment of debt, gain on the bargain purchase of a business, gains (or losses) on the disposal of non-depreciable assets, share-based compensation expense related to the Formation Transaction, amortization of the management contracts intangible and the mark-to-market of interest rate swaps. We believe FFO and Core FFO are meaningful non-GAAP financial measures useful in comparing our levered operating performance from period-to-period and as compared to similar real estate companies because these non-GAAP measures exclude real estate depreciation and amortization expense and other non-comparable income and expenses, which implicitly assumes that the value of real estate diminishes predictably over time rather than fluctuating based on market conditions. FFO and Core FFO do not represent cash generated from operating activities and are not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO and Core FFO may not be comparable to similarly titled measures used by other companies. Free Rent ‘‘Free rent’’ means the amount of base rent and tenant reimbursements that are abated according to the applicable lease agreement(s). Future Development “Future development” refers to assets that are development opportunities on which we do not intend to commence construction within 18 months of December 31, 2017 where we (i) own land or control the land through a ground lease or (ii) are under a long-term conditional contract to purchase, or enter into a leasehold interest with respect to land.

D E F I N I T I O N S Historical Cost, Estimated Incremental Investment, Estimated Total Investment and Estimated Total Project Cost “Historical cost” is a non-GAAP measure which includes the total historical cost incurred by JBG SMITH, on a cash basis, with respect to the development of an asset, including any acquisition costs, hard costs, soft costs, tenant improvements, leasing costs and other similar costs, but excluding any financing costs, ground rent expenses and capitalized payroll costs incurred as of December 31, 2017. “Estimated incremental investment” means management’s estimate of the remaining cost to be incurred in connection with the development of an asset as of December 31, 2017, including all remaining acquisition costs, hard costs, soft costs, tenant improvements, leasing costs and other similar costs to develop and stabilize the asset but excluding any financing costs, ground rent expenses and capitalized payroll costs. “Estimated total investment” means, with respect to the development of an asset, the sum of the historical cost in such asset and the estimated incremental investment for such asset. "Estimated total project cost" is estimated total investment excluding purchase price allocation adjustments recognized as a result of the Formation Transaction. Actual incremental investment, actual total investment and actual total project cost may differ substantially from our estimates due to numerous factors, including unanticipated expenses, delays in the estimated start and/or completion date, changes in design and other contingencies. In Service ‘‘In service’’ refers to office, multifamily or other assets that are at or above 90% leased or have been in service collecting rent for more than 12 months as of December 31, 2017. Metro-Served “Metro-served” means locations, submarkets or assets that are generally nearby and within walking distance of a Metro station, defined as being within 0.5 miles of an existing or planned Metro station. Near-Term Development ‘‘Near-term development’’ refers to assets that have substantially completed the entitlement process and on which we intend to commence construction within 18 months following December 31, 2017, subject to market conditions. Net Operating Income ("NOI"), Annualized NOI, Estimated Stabilized NOI and Projected NOI Yield “NOI” is a non-GAAP financial measure management uses to measure the operating performance of our assets and consists of property-related revenue (which includes base rent, tenant reimbursements and other operating revenue, net of free rent and payments associated with assumed lease liabilities) less operating expenses and ground rent, if applicable. NOI also excludes deferred rent, related party management fees, interest expense, and certain other non-cash adjustments, including the accretion of acquired below-market leases and amortization of acquired above-market leases and below-market ground lease intangibles. Annualized NOI represents NOI for the three months ended December 31, 2017 multiplied by four. Management believes Annualized NOI provides useful information in understanding JBG SMITH’s financial performance over a 12-month period, however, investors and other users are cautioned against attributing undue certainty to our calculation of Annualized NOI. Actual NOI for any 12-month period will depend on a number of factors beyond our ability to control or predict, including general capital markets and economic conditions, any bankruptcy, insolvency, default or other failure to pay rent by one or more of our tenants and the destruction of one or more of our assets due to terrorist attack, natural disaster or other casualty, among others. We do not undertake any obligation to update our calculation to reflect events or circumstances occurring after the date of this earnings release. There can be no assurance that the annualized NOI shown will reflect JBG SMITH’s actual results of operations over any 12-month period. We also report adjusted annualized NOI which includes signed but not yet commenced leases and incremental revenue from recently delivered assets assuming stabilization. While we believe adjusted annualized NOI provides useful information regarding potential future NOI from our assets, it does not account for any decrease in NOI for lease terminations, defaults or other negative events that could affect NOI and therefore, should not be relied upon as indicative of future NOI. This presentation also contains management’s estimate of stabilized NOI and projections of NOI yield for under construction and near-term development assets, which are based on management’s estimates of property-related revenue and operating expenses for each asset. These estimates are inherently uncertain and represent management’s plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. The property-related revenues and operating expenses for our assets may differ materially from the estimates included in this presentation. Management’s projections of NOI yield are not projections of JBG SMITH’s overall financial performance or cash flow, and there can be no assurance that the projected NOI yield set forth in this presentation will be achieved. “Projected NOI yield” means our estimated stabilized NOI reported as a percentage of 1) estimated total project costs, 2) estimated total investment and 3) estimated incremental investment. Actual initial full year stabilized NOI yield may vary from the projected NOI yield based on the actual incremental investment to complete the asset and its actual initial full year stabilized NOI, and there can be no assurance that we will achieve the projected NOI yields described in this Investor Report. The Company does not provide reconciliations for non-GAAP estimates on a future basis, including adjusted annualized NOI and estimated stabilized NOI because it is unable to provide a meaningful or accurate calculation or estimate of reconciling items and the information is not available without unreasonable effort. This inability is due to the inherent difficulty of forecasting the timing and/or amounts of various items that would impact net income. Additionally, no reconciliation of projected NOI yield to the most directly comparable GAAP measure is included in this Investor Report because we are unable to quantify certain amounts that would be required to be included in the comparable GAAP financial measures without unreasonable efforts because such data is not currently available or cannot be currently estimated with confidence. Accordingly, we believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. Management uses each of these measures as supplemental performance measures for its assets and believes they provide useful information to investors because they reflect only those revenue and expense items that are incurred at the asset level, excluding non-cash items. In addition, NOI is considered by many in the real estate industry to be a useful starting point for determining the value of a real estate asset or group of assets. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our assets that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our assets, all of which have real economic effect and could materially impact the financial performance of our assets, the utility of this measure of the operating performance of our assets is limited. Moreover, our method of calculating NOI may differ from other real estate companies and, accordingly, may not be comparable. NOI should be considered only as a supplement to net operating income (loss) (computed in accordance with GAAP) as a measure of the operating performance of our assets. Recently Delivered “Recently delivered” refers to assets that have been delivered within the 12 months ended December 31, 2017.

D E F I N I T O N S Same Store “Same store” refers to the pool of assets that were in service for the entirety of both periods being compared, except for assets for which significant redevelopment, renovation, or repositioning occurred during either of the periods being compared. No JBG Assets are included in the same store pool. Second Generation Lease “Second generation lease” is a lease on space that had been vacant for less than nine months. Signed But Not Yet Commenced Leases “Signed but not yet commenced leases” means leases for assets in JBG SMITH’s portfolio that, as of December 31, 2017, have been executed but for which the contractual lease term had not yet begun, and no rental payments had yet been charged to the tenant. Square Feet ‘‘Square feet’’ or ‘‘SF’’ refers to the area that can be rented to tenants, defined as (i) for office and other assets, rentable square footage defined in the current lease and for vacant space the rentable square footage defined in the previous lease for that space, (ii) for multifamily assets, management’s estimate of approximate rentable square feet, (iii) for the assets under construction and the near term development assets, management’s estimate of approximate rentable square feet based on current design plans as of December 31, 2017, or (iv) for future development assets, management’s estimate of developable gross square feet based on its current business plans with respect to real estate owned or controlled as of December 31, 2017. Under Construction ‘‘Under construction’’ refers to assets that were under construction as of December 31, 2017.

EBITDA AND ADJUSTED EBITDA RECONCILIATION (NON-GAAP)

dollars in thousands	Three Months Ended December 31, 2017	Six Months Ended December 31, 2017
EBITDA and Adjusted EBITDA		
Net loss	$ (16,076)	$ (94,067)
Depreciation and amortization expense	51,933	95,884
Interest expense [1]	14,328	29,637
Income tax expense (benefit)	(9,595)	(10,629)
Unconsolidated real estate ventures allocated share of above adjustments	10,864	20,015
EBITDA	**$ 51,454**	**$ 40,840**
Transaction and other costs	12,566	116,661
Loss on extinguishment of debt	12	701
Loss (gain) on bargain purchase	719	(27,052)
Share-based compensation related to Formation Transaction	14,806	29,251
Adjusted EBITDA	**$ 79,557**	**$ 160,401**
Net Debt to Adjusted EBITDA [2]	**7.1x**	**7.0x**

	December 31, 2017
Net Debt (at JBG SMITH Share)	
Consolidated indebtedness	$ 2,188,104
Unconsolidated indebtedness	395,117
Total consolidated and unconsolidated indebtedness	2,583,221
Less: cash and cash equivalents	328,918
Net Debt (at JBG SMITH Share)	**$ 2,254,303**
	$ (0.33)

Note: Excludes the financial information of the JBG Assets for the period July 1, 2017 to July 17, 2017.
(1) Interest expense includes amortization of deferred financing costs, premiums/discounts and the mark-to-market of interest rate swaps and caps.
(2) For the purposes of this calculation, Adjusted EBITDA for the three months ended December 31, 2017 is annualized by multiplying by four, and Adjusted EBITDA for the six months ended December 31, 2017 is annualized by multiplying by two.

FFO, CORE FFO AND FAD RECONCILIATION (NON-GAAP)

in thousands, except per share data	Three Months Ended December 31, 2017	Six Months Ended December 31, 2017
FFO and Core FFO		
Net loss attributable to common shareholders	$ (14,094)	$ (83,925)
Net loss attributable to redeemable noncontrolling interests	(1,979)	(10,139)
Net loss attributable to noncontrolling interests	(3)	(3)
Net loss	(16,076)	(94,067)
Real estate depreciation and amortization	49,548	90,941
Pro rata share of real estate depreciation and amortization from unconsolidated real estate ventures	7,235	13,294
FFO attributable to operating partnership common units	**$ 40,707**	**$ 10,168**
FFO attributable to redeemable noncontrolling interests	(5,963)	(2,768)
FFO attributable to diluted common shareholders (A)	$ 34,744	$ 7,400
FFO attributable to the operating partnership common units	$ 40,707	$ 10,168
Transaction and other costs, net of tax	6,709	110,804
Loss on extinguishment of debt	12	701
Loss (gain) on bargain purchase	719	(27,052)
Share-based compensation related to Formation Transaction	14,806	29,251
Amortization of management contracts intangible, net of tax	161	1,914
Tax benefit associated with the 2017 Tax Act	(3,854)	(3,854)
Core FFO attributable to operating partnership common units	**$ 59,260**	**$ 121,932**
Core FFO attributable to redeemable noncontrolling interests	(8,682)	(16,507)
Core FFO attributable to diluted common shareholders (B)	$ 50,578	$ 105,425
FFO per diluted common share (A÷C)	$ 0.29	$ 0.06
Core FFO per diluted common share (B÷C)	$ 0.43	$ 0.91
Weighted average diluted shares (C)	117,955	116,349

(1) Excludes net income (loss) from JBG Assets for the period July 1, 2017 to July 17, 2017.

FFO, CORE FFO AND FAD RECONCILIATION (NON-GAAP)

in thousands, except per share data	Three Months Ended December 31, 2017		Six Months Ended December 31, 2017	
FAD				
Core FFO attributable to the operating partnership common units	$	59,260	$	121,932
Recurring capital expenditures and second generation tenant improvements and leasing commissions		(24,449)		(40,424)
Straight-line and other rent adjustments [1]		887		(669)
Share of straight-line rent from unconsolidated real estate ventures		108		(420)
Third party lease liability assumption payments		(1,059)		(1,059)
Share of third party lease liability assumption payments for unconsolidated real estate ventures		(312)		(312)
Share-based compensation expense		2,028		3,567
Amortization of debt issuance costs		1,060		2,585
Share of debt issuance costs from unconsolidated real estate ventures		54		86
Mark-to-market on derivative instruments		(881)		(1,348)
Share of gain from mark-to-market on derivatives held by unconsolidated real estate ventures		(507)		(903)
Non-real estate depreciation and amortization		928		1,733
FAD available to the Operating Partnership Common Units (A)	**$**	**37,117**	**$**	**84,768**
Distributions to common shareholders and unitholders (B)	$	31,097	$	62,195
FAD Payout Ratio (B÷A) [2]		83.8 %		73.4 %
Capital Expenditures				
Maintenance and recurring capital expenditures	$	19,054	$	22,595
Share of maintenance capital and recurring expenditures from unconsolidated joint ventures		1,049		1,393
Second generation tenant improvements and leasing commissions		3,552		12,926
Share of second generation tenant improvements and leasing commissions from unconsolidated real estate ventures		794		3,510
Recurring capital expenditures and second generation tenant improvements and leasing commissions		24,449		40,424
First generation tenant improvements and leasing commissions		7,584		7,584
Share of first generation tenant improvements and leasing commissions from unconsolidated real estate ventures		1,285		1,285
Non recurring capital expenditures		3,593		5,699
Share of non recurring capital expenditures from unconsolidated joint ventures		1,029		1,471
Non recurring capital expenditures		13,491		16,039
Total JBG SMITH Share of Capital Expenditures	**$**	**37,940**	**$**	**56,463**

(1) Excludes net income (loss) from JBG Assets for the period July 1, 2017 to July 17, 2017.

NOI RECONCILIATION (NON-GAAP)

dollars in thousands

	Three Months Ended December 31, 2017	2016
Net income (loss) attributable to common shareholders	$ (14,094)	$ 12,630
Add:		
Depreciation and amortization expense	51,933	35,052
General and administrative expense:		
Corporate and other	11,595	12,713
Third-party real estate services	21,557	4,794
Share-based compensation related to Formation Transaction	14,806	—
Transaction and other costs	12,566	4,948
Interest expense	14,328	13,119
Loss on extinguishment of debt	12	—
Income tax expense (benefit)	(9,595)	199
Less:		
Third-party real estate services, including reimbursements	24,355	9,265
Other income	1,466	1,283
Loss from unconsolidated real estate ventures, net	(2,778)	5
Interest and other income (loss), net	422	700
Gain on bargain purchase	(719)	—
Net loss attributable to redeemable noncontrolling interests	1,979	—
Net loss attributable to noncontrolling interest	3	—
Consolidated NOI	78,380	72,202
NOI attributable to consolidated JBG Assets	—	10,492
Proportionate NOI attributable to unconsolidated JBG Assets	—	3,376
Proportionate NOI attributable to unconsolidated real estate ventures (1)	8,644	1,763
Non-cash rent adjustments (2)	887	(4,114)
Other adjustments (3)	2,906	(2,194)
Total adjustments	12,437	9,323
NOI	**$ 90,817**	**$ 81,525**
Non-same store NOI	**19,205**	**16,580**
Same store NOI	**$ 71,612**	**$ 64,945**
Number of properties in same store pool	36	36

(1) Proportionate NOI attributable to unconsolidated real estate ventures includes Vornado Included Assets for all of 2017 and 2016 and JBG Assets for 2017 for the period July 18, 2017 to December 31, 2017.
(2) Adjustment to include straight-line rent, above/below market lease amortization and lease incentive amortization.
(3) Adjustment to include other income and payments associated with assumed lease liabilities related to operating properties, and exclude incidental income generated by development assets and commercial lease termination revenue.
(4) Includes financial information for the JBG Assets as if the July 18, 2017 acquisition of the JBG Assets had been completed as of the beginning of the period presented.

NOI RECONCILIATION (NON-GAAP)

dollars in thousands

	Year Ended December 31,	
	2017	2016
Net income (loss) attributable to common shareholders	$ (69,324)	$ 61,974
Add:		
Depreciation and amortization expense	161,659	133,343
General and administrative expense:		
Corporate and other	47,131	48,753
Third-party real estate services	51,919	19,066
Share-based compensation related to Formation Transaction	29,251	—
Transaction and other costs	127,739	6,476
Interest expense	58,141	51,781
Loss on extinguishment of debt	701	—
Income tax expense (benefit)	(9,912)	1,083
Less:		
Third-party real estate services, including reimbursements	63,236	33,882
Other income	5,167	5,381
Income (loss) from unconsolidated real estate ventures	(4,143)	(947)
Interest and other income, net	1,788	2,992
Gain on bargain purchase	27,052	—
Net loss attributable to redeemable noncontrolling interests	7,081	—
Net loss attributable to noncontrolling interest	3	—
Consolidated NOI	297,121	281,168
NOI attributable to consolidated JBG Assets [4]	25,165	39,641
Proportionate NOI attributable to unconsolidated JBG Assets [4]	8,646	11,692
Proportionate NOI attributable to unconsolidated real estate ventures [1]	21,515	7,326
Non-cash rent adjustments [2]	(6,715)	(13,030)
Other adjustments [3]	3,819	(13,670)
Total adjustments	52,430	31,959
NOI	**$ 349,551**	**$ 313,127**
Non-same store NOI	**77,547**	**57,828**
Same store NOI	**$ 272,004**	**$ 255,299**
Number of properties in same store pool	36	36

(1) Proportionate NOI attributable to unconsolidated real estate ventures includes Vornado Included Assets for all of 2017 and 2016 and JBG Assets for 2017 for the period July 18, 2017 to December 31, 2017.
(2) Adjustment to include straight-line rent, above/below market lease amortization and lease incentive amortization.
(3) Adjustment to include other income and payments associated with assumed lease liabilities related to operating properties, and exclude incidental income generated by development assets and commercial lease termination revenue.
(4) Includes financial information for the JBG Assets as if the July 18, 2017 acquisition of the JBG Assets had been completed as of the beginning of the period presented.

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